SUPPLEMENT DATED SEPTEMBER 30, 2026 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco V.I. Main Street Mid Cap Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.
1. The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the Summary and Statutory Prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Bryan Lassiter, CFA	Portfolio Manager	2026

Adam Weiner	Portfolio Manager	2019

Matthew P. Ziehl, CFA	Portfolio Manager	2019

2. The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
Bryan Lassiter, CFA, Portfolio Manager, who has been responsible for the Fund since 2026 and has been associated with Invesco and/or its affiliates since 2026. Prior to joining Invesco, Mr. Lassiter was a Portfolio Manager with Columbia Threadneedle Investments from 2021 to 2026 and a Senior Investment Analyst with LMCG Investments from 2011 to 2021.
▪
Adam Weiner, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. From 2009 to 2019, Mr. Weiner was associated with OppenheimerFunds, a global asset management firm.
▪
Matthew P. Ziehl, CFA, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. From 2009 to 2019, Mr. Ziehl was associated with OppenheimerFunds, a global asset management firm.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
3. Joy Budzinski, Belinda Cavazos, Magnus Krantz and Raman Vardharaj will no longer serve as Portfolio Managers of the Fund. All references to Ms. Budzinski, Ms. Cavazos, Mr. Krantz and Mr. Vardharaj in the Summary and Statutory Prospectuses and SAI are hereby removed.
VIMCCE-SUMSTATSAI-SUP 093026